1 Third-Quarter 2023 Third Quarter Overall Net Sales $747.4M | 8.8% Diluted Earnings Per Share: $2.14 Adjusted Diluted Earnings Per Share: $2.16 Eric M. Green President and Chief Executive Officer Chair of the Board West Pharmaceutical Services, Inc. WST Q3 2023 Earnings Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. “We had a solid quarter of organic net sales growth, driven by our Proprietary Products’ high-value product (HVP) and strong Contract Manufacturing components. We are observing a slowdown in restocking trends by large Pharma and Generic customers, which is reflected in our revised guidance. As we look to the fourth-quarter 2023, we anticipate double-digit base, non-COVID-19-related organic sales growth, fueled by strong HVP component demand with certain customers and therapeutic categories.”

West Pharmaceutical Services, Inc. Eric M. Green President & CEO, Chair of the Board Bernard J. Birkett Senior VP & Chief Financial and Operations Officer Third-Quarter 2023 Analyst Conference Call 9 a.m. Eastern Time | October 26, 2023

3 West Analyst Conference Call 9 a.m. Eastern Time October 26, 2023 A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call by asking questions to Management, please register in advance at: https://register.vevent.com/register/BI035b5026267348e8a9e 6a05f7c90c015 Upon registration, all telephone participants will receive the dial-in number along with a unique PIN number that will be used to access the call. A replay of the conference call and webcast will be available on the Company’s website for 30 days. These presentation materials are intended to accompany today’s press release announcing the Company’s results for the third-quarter 2023 and management’s discussion of those results during today’s conference call. WST Q3 2023 Earnings

4 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward- looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development, operational performance and expectations regarding future events. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under our “Forward Looking Statements” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks WST Q3 2023 Earnings

5 Financial Highlights WST Q3 2023 Earnings • Third quarter 2023 net sales of $747.4 million grew 8.8%; organic net sales increased 5.7% • Third quarter 2023 reported-diluted EPS of $2.14 compared to $1.59 in the same period last year; adjusted-diluted EPS of $2.16 compared to $2.03 in the same period last year

6 S howca s i n g ou r S c ie n t i f ic L e ade rsh i p & Te ch n ica l Exp er t i s e Glob a l Cap ac ity Exp an s ion Execute. Innovate. Grow. A commitment and focus to deliver superior value to our customers and patients WST Q3 2023 Earnings HVP Comp on e n t s & D el ive ry Syste m s

7 Third-Quarter 2023 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended September 30 2023 2022 Reported Net Sales $747.4 $686.9 Gross Profit Margin 38.6% 39.0% Reported Operating Profit $177.3 $186.2 Adjusted Operating Profit (1) $180.8 $186.4 Reported Operating Profit Margin 23.7% 27.1% Adjusted Operating Profit Margin (1) 24.2% 27.1% Reported-Diluted EPS $2.14 $1.59 Adjusted-Diluted EPS (1) $2.16 $2.03 “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See accompanying slides and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1) WST Q3 2023 Earnings

8 Overall Organic Net Sales Increase: 5.7% (Q3 2023) Proprietary Products Q3 2023 organic net sales increased 3.2% driven by growth in all three market units BIOLOGICS GENERICS PHARMA Sales led by high-value products, including Flurotec® components and self-injection delivery devices Sales led by high-value products, including Westar® components and Admin Systems Sales led by high-value products, including Westar® components and Admin Systems CONTRACT MANUFACTURING Organic sales growth of 17.4%, led by increase in sales of components associated with injection-related and healthcare diagnostic devices Low-Single Digit High-Single Digit Double DigitLow-Single Digit Third-Quarter 2023 Organic Net Sales Growth WST Q3 2023 Earnings

9 Change in Consolidated Net Sales Third-Quarter 2022 to 2023 ($ millions) WST Q3 2023 Earnings

10 Gross Profit Update ($ millions) Three Months Ended September 30, 2023 2022 Proprietary Products Gross Profit $261.4 $247.3 Proprietary Products Gross Profit Margin 43.4% 43.6% Contract-Manufactured Products Gross Profit $26.9 $20.7 Contract-Manufactured Products Gross Profit Margin 18.6% 17.3% Reported Consolidated Gross Profit $288.3 $268.0 Reported Consolidated Gross Profit Margin 38.6% 39.0% WST Q3 2023 Earnings

11 Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items YTD Q3 2023 YTD Q3 2022 Depreciation and Amortization $101.4 $89.5 Operating Cash Flow $537.4 $493.2 Capital Expenditures $253.3 $189.7 Free Cash Flow $284.1 $303.5 Financial Condition September 30, 2023 December 31, 2022 Cash and Cash Equivalents $898.6 $894.3 Debt $207.3 $208.9 Equity $2,868.2 $2,684.9 Working Capital $1,438.8 $1,400.5 WST Q3 2023 Earnings

12 2023 Full-Year Guidance WST Q3 2023 Earnings 2023 Full-Year Guidance Consolidated Net Sales $2.950 - $2.960 billion Adjusted-Diluted EPS $7.95 to $8.00

13 Execute. Innovate. Grow. Delivering Unique Value to Customers and Patients Global Operational Effectiveness Across the Network Accelerating Investments for the Future Making a Difference to the Future of Patient Health WST Q3 2023 Earnings

14 Eric M. Green President and Chief Executive Officer, Chair of the Board Bernard J. Birkett Senior VP and Chief Financial and Operations Officer Quintin Lai VP, Corporate Strategy & Investor Relations Q & A WST Q3 2023 Earnings

15 Notes to Non-U.S. GAAP Financial Measures The Non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. WST Q3 2023 Earnings

16 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended September 30, 2023 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $177.3 $29.4 $161.3 $2.14 Unallocated items: Cost investment impairment 3.3 - 3.3 0.05 Amortization of acquisition-related intangible assets 0.2 0.1 0.7 0.01 Legal settlement - (0.9) (2.9) (0.04) Adjusted (Non-U.S. GAAP) $180.8 $28.6 $162.4 $2.16 WST Q3 2023 Earnings Nine months ended September 30, 2023 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $515.1 $87.8 $456.4 $6.05 Unallocated items: Loss on disposal of plant 11.6 (0.7) 12.3 0.16 Cost investment impairment 3.3 - 3.3 0.05 Restructuring and other charges 0.1 (0.3) 0.4 - Amortization of acquisition-related intangible assets 0.6 0.1 2.1 0.03 Legal settlement - (0.9) (2.9) (0.04) Adjusted (Non-U.S. GAAP) $530.7 $86.0 $471.6 $6.25

17 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended September 30, 2022 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $186.2 $20.4 $120.6 $1.59 Unallocated items: Pension settlement - 20.0 29.6 0.39 Amortization of acquisition-related intangible assets 0.2 0.1 0.7 0.01 Tax law changes - (3.2) 3.2 0.04 Adjusted (Non-U.S. GAAP) $186.4 $37.3 $154.1 $2.03 WST Q3 2023 Earnings Nine months ended September 30, 2022 Operating Profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $604.3 $85.8 $482.9 $6.36 Unallocated items: Restructuring and other charges (1.6) (0.4) (1.2) (0.01) Pension settlement - 20.3 30.5 0.40 Amortization of acquisition-related intangible assets 0.6 0.1 2.1 0.03 Taw law changes - (3.2) 3.2 0.04 Royalty acceleration - 1.3 (1.3) (0.02) Adjusted (Non-U.S. GAAP) $603.3 $103.9 $516.2 $6.80

18 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. (1) Three months ended September 30, 2023 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $602.5 $144.9 $- $747.4 Effect of changes in currency translation rates (21.1) (4.0) - (25.1) Organic net sales (Non-U.S. GAAP) (1) $581.4 $140.9 $- $722.3 WST Q3 2023 Earnings Nine months ended September 30, 2023 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $1,803.6 $414.2 $- $2,217.8 Effect of changes in currency translation rates (6.5) (2.9) - (9.4) Organic net sales (Non-U.S. GAAP) (1) $1,797.1 $411.3 $- $2,208.4

Notes to Non-U.S. GAAP Financial Measures

RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED)

See "Notes to Non-U.S. GAAP Financial Measures", "Safe Harbor Statement" (Slide 4) and today's press release for an explanation and reconciliation of these items.

Reconciliation of Net Sales to Organic Net Sales (1 and 2)

($ millions)

Three months ended September 30, 2022	Proprietary	CM	Eliminations	Total
Reported net sales (U.S. GAAP)	$567.0	$120.0	$(0.1)	$686.9
Effect of divestitures and/or acquisitions	(3.5)	-	-	(3.5)
Net sales excluding divestiture (Non-U.S. GAAP) (2)	$563.5	$120.0	$(0.1)	$683.4

Nine months ended September 30, 2022	Proprietary	CM	Eliminations	Total
Reported net sales (U.S. GAAP)	$1,822.0	$356.5	$(0.3)	$2,178.2
Effect of divestitures and/or acquisitions	(6.6)	-	-	(6.6)
Net sales excluding divestiture(Non-U.S. GAAP) (2)	$1,815.4	$356.5	$(0.3)	$2,171.6

(1) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period.

(2) Net sales excluding divestitures represents the 2022 comparative sales figure used in our organic sales growth calculation to eliminate the impact of our 2023 divestiture.

WST Q3 2023 Earnings

19

20 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2022 Actual 2023 Guidance % Change Reported-diluted EPS (U.S. GAAP) $7.73 $7.74 to $7.79 0.1% to 0.8% Restructuring and other charges 0.29 - Pension settlement 0.42 - Amortization of acquisition-related intangible assets 0.04 0.04 Cost investment activity 0.05 0.05 Royalty acceleration (0.02) - Tax law changes 0.07 - Loss on disposal of plant - 0.16 Legal settlement - (0.04) Adjusted-diluted EPS (Non-U.S. GAAP) (1) $8.58 $7.95 to $8.00 (7.3%) to (6.8%) (1) See “Full-year 2023 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding adjusted-diluted EPS. We have opted not to forecast 2023 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the first nine months of 2023, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.41. Any future tax benefits associated with stock-based compensation that we receive in 2023 would provide a positive adjustment to our full-year EPS guidance. In 2022, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.22. WST Q3 2023 Earnings